                                                                       EXHIBIT 4

                      [SPECIMEN COMMON STOCK CERTIFICATE]

                             [FACE OF CERTIFICATE]


COMMON STOCK                                                        COMMON STOCK


NUMBER                                                                    SHARES

XSP-

                                     [LOGO]

INCORPORATED UNDER THE LAWS OF                                   SEE REVERSE FOR
THE STATE OF DELAWARE                                        CERTAIN DEFINITIONS

                                                               CUSIP 98412V 10 7


This Certifies that


is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK

                     OF THE PAR VALUE OF $.01 PER SHARE OF

                         XOMED SURGICAL PRODUCTS, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                     [SEAL]

Dated

/s/ Thomas E. Timbie          /s/ James T. Treace
Secretary                         President and Chief
                                  Executive Officer


Countersigned:
First Union National Bank of North Carolina
(Charlotte, North Carolina)
Transfer Agent

                             [BACK OF CERTIFICATE]

                         XOMED SURGICAL PRODUCTS, INC.

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -
                                                              -------------
                                                                  (Cust)

TEN ENT - as tenants by the entireties    Custodian           under Uniform
                                                    ---------
                                                     (Minor)

JT TEN - as joint tenants with            Gifts to Minors Act
         right of survivorship and                            ---------
         not as tenants in common                              (State)


                                          UNIF TRANS MIN ACT -
                                                               --------
                                                                (Cust)

                                          Custodian (until age     )
                                                               ---- ---------
                                                                     (Minor)
                                          under Uniform Transfers to

                                          Minors Act
                                                     ----------
                                                       (State)


    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                                      hereby sell,
                         ------------------------------------

assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[                             ]
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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------------------------------------------------------------------------ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________


Attorney to transfer the said stock on the books of the within named

Corporation with full power of substitution in the premises.

Dated _________ X _________________________________________________

                X _________________________________________________

                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:

By

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION,
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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